		Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	Nine Months Ended

	2021	2020	21 vs '20
			% Change

Interest income	$1,235,064	$1,371,016	(10)%
Interest expense	94,430	244,200	(61)

Net interest income	1,140,634	1,126,816	1
(Reversal of) provision for credit losses	(51,041)	343,956	nm

Net interest income after provision for credit losses	1,191,675	782,860	52

Non-interest revenue:
Service charges on deposit accounts	64,089	54,069	19
Fiduciary and asset management fees	56,545	46,009	23
Card fees	38,538	30,959	24
Brokerage revenue	41,644	32,987	26
Mortgage banking income	47,312	66,987	(29)
Capital markets income	18,929	22,984	(18)
Income from bank-owned life insurance	22,851	21,572	6
Investment securities (losses) gains, net	(1,028)	76,594	nm
Other non-interest revenue	44,117	39,591	11

Total non-interest revenue	332,997	391,752	(15)

Non-interest expense:
Salaries and other personnel expense	482,408	464,268	4
Net occupancy, equipment, and software expense	126,442	125,475	1
Third-party processing and other services	63,897	67,193	(5)
Professional fees	23,771	39,358	(40)
FDIC insurance and other regulatory fees	16,338	18,922	(14)
Other operating expenses	91,841	161,860	(43)

Total non-interest expense	804,697	877,076	(8)

Income before income taxes	719,975	297,536	142
Income tax expense	159,910	74,250	115

Net income	560,065	223,286	151

Less: Preferred stock dividends	24,872	24,872	—

Net income available to common shareholders	$535,193	$198,414	170%

Net income per common share, basic	$3.63	$1.35	169%

Net income per common share, diluted	3.59	1.34	168

Cash dividends declared per common share	0.99	0.99	—

Return on average assets *	1.37%	0.58%	79	bps
Return on average common equity *	15.37	5.87	950

Weighted average common shares outstanding, basic	147,622	147,304	0%
Weighted average common shares outstanding, diluted	149,069	148,037	1

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2021			2020		Third Quarter

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	'21 vs '20
						% Change

Interest income	$412,504	412,743	409,817	433,479	435,550	(5)%
Interest expense	27,587	30,883	35,960	47,547	58,560	(53)

Net interest income	384,917	381,860	373,857	385,932	376,990	2
(Reversal of) provision for credit losses	(7,868)	(24,598)	(18,575)	11,066	43,383	nm

Net interest income after provision for credit losses	392,785	406,458	392,432	374,866	333,607	18

Non-interest revenue:
Service charges on deposit accounts	22,641	21,414	20,033	19,063	17,813	27
Fiduciary and asset management fees	19,786	18,805	17,954	17,242	15,885	25
Card fees	13,238	13,304	11,996	11,743	10,823	22
Brokerage revenue	14,745	13,926	12,974	11,794	10,604	39
Mortgage banking income	11,155	13,842	22,315	24,426	31,229	(64)
Capital markets income	8,089	3,335	7,505	4,352	5,690	42
Income from bank-owned life insurance	6,820	7,188	8,843	9,725	7,778	(12)
Investment securities gains (losses), net	962	—	(1,990)	2,337	(1,550)	nm
Other non-interest revenue	17,519	15,273	11,326	14,079	16,139	9

Total non-interest revenue	114,955	107,087	110,956	114,761	114,411	—

Non-interest expense:
Salaries and other personnel expense	160,364	160,567	161,477	153,946	154,994	3
Net occupancy, equipment, and software expense	43,483	41,825	41,134	44,183	41,554	5
Third-party processing and other services	19,446	24,419	20,032	20,799	21,827	(11)
Professional fees	6,739	7,947	9,084	17,541	13,377	(50)
FDIC insurance and other regulatory fees	5,212	5,547	5,579	6,288	6,793	(23)
Other operating expenses	31,788	30,226	29,828	59,741	78,110	(59)

Total non-interest expense	267,032	270,531	267,134	302,498	316,655	(16)

Income before income taxes	240,708	243,014	236,254	187,129	131,363	83
Income tax expense	53,935	56,814	49,161	36,720	39,789	36

Net income	186,773	186,200	187,093	150,409	91,574	104

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	8,291	—

Net income available to common shareholders	$178,482	177,909	178,802	142,118	83,283	114%

Net income per common share, basic	$1.22	1.20	1.20	0.96	0.57	114%

Net income per common share, diluted	1.21	1.19	1.19	0.96	0.56	116

Cash dividends declared per common share	0.33	0.33	0.33	0.33	0.33	—

Return on average assets *	1.34%	1.36	1.40	1.11	0.69	65	bps
Return on average common equity *	14.96	15.40	15.77	12.31	7.28	768

Weighted average common shares outstanding, basic	146,308	148,113	148,467	147,744	147,314	(1)%
Weighted average common shares outstanding, diluted	147,701	149,747	149,780	148,725	147,976	—

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	September 30, 2021	December 31, 2020	September 30, 2020

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$483,035	$531,579	$578,026
Interest-bearing funds with Federal Reserve Bank	2,103,497	3,586,565	1,266,313
Interest earning deposits with banks	23,261	20,944	20,929
Federal funds sold and securities purchased under resale agreements	77,627	113,829	120,095
Cash, cash equivalents, and restricted cash	2,687,420	4,252,917	1,985,363

Investment securities available for sale, at fair value	10,481,071	7,962,438	7,566,525
Loans held for sale ($152,258, $216,647, and $285,899 measured at fair value, respectively)	550,948	760,123	745,160

Loans, net of deferred fees and costs	38,341,030	38,252,984	39,549,847
Allowance for loan losses	(492,243)	(605,736)	(603,800)
Loans, net	37,848,787	37,647,248	38,946,047

Cash surrender value of bank-owned life insurance	1,065,256	1,049,373	1,044,046
Premises, equipment, and software, net	441,605	463,959	471,208
Goodwill	452,390	452,390	452,390
Other intangible assets, net	37,975	45,112	47,752
Other assets	1,943,677	1,760,599	1,782,047
Total assets	$55,509,129	$54,394,159	$53,040,538

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$15,787,882	$13,477,854	$13,075,081
Interest-bearing deposits	31,900,537	33,213,717	31,590,823

Total deposits	47,688,419	46,691,571	44,665,904

Federal funds purchased and securities sold under repurchase agreements	262,548	227,922	202,344
Other short-term borrowings	—	7,717	400,000
Long-term debt	1,203,761	1,202,494	1,628,385
Other liabilities	1,101,599	1,103,121	1,079,363
Total liabilities	50,256,327	49,232,825	47,975,996

Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 169,170,589, 168,132,522, and 167,410,950; outstanding 145,483,994, 148,039,495, and 147,317,923	169,171	168,133	167,411
Additional paid-in capital	3,883,289	3,851,208	3,832,142
Treasury stock, at cost – 23,686,595, 20,093,027, and 20,093,027 shares	(898,707)	(731,806)	(731,806)
Accumulated other comprehensive (loss) income, net	(5,462)	158,635	174,914
Retained earnings	1,567,366	1,178,019	1,084,736
Total shareholders’ equity	5,252,802	5,161,334	5,064,542
Total liabilities and shareholders' equity	$55,509,129	$54,394,159	$53,040,538

Synovus
AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)	2021			2020
(Dollars in thousands)

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Investment securities (2) (4)	$9,876,651	9,184,691	8,437,563	7,493,822	7,227,400
Yield	1.45%	1.45	1.40	2.07	2.39
Trading account assets (5)	$5,192	2,831	3,063	8,496	5,391
Yield	1.15%	1.15	2.81	1.03	1.69
Commercial loans (3) (4)	$28,891,164	29,849,029	29,844,491	30,363,102	30,730,135
Yield	3.91%	3.86	3.95	3.96	3.80
Consumer loans (3)	$8,642,969	8,647,448	8,367,776	8,521,449	9,032,437
Yield	3.93%	3.94	3.98	4.00	4.08
Allowance for loan losses	$(514,828)	(561,242)	(599,872)	(595,547)	(591,098)
Loans, net (3)	$37,019,305	37,935,235	37,612,395	38,289,004	39,171,474
Yield	3.97%	3.93	4.02	4.03	3.92
Mortgage loans held for sale	$196,032	242,940	246,962	309,278	244,952
Yield	2.88%	3.06	2.68	2.74	2.92
Other loans held for sale	$527,736	615,301	660,753	544,301	493,940
Yield	3.06%	3.05	2.91	2.81	3.61
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$3,271,501	2,705,819	2,838,063	2,716,645	1,265,880
Yield	0.15%	0.11	0.10	0.10	0.11
Federal Home Loan Bank and Federal Reserve Bank Stock (5)	$159,741	159,340	157,657	162,537	200,923
Yield	1.26%	2.01	1.69	2.64	2.73
Total interest earning assets	$51,056,158	50,846,157	49,956,456	49,524,083	48,609,960
Yield	3.22%	3.26	3.32	3.49	3.58
Interest-Bearing Liabilities
Interest-bearing demand deposits	$8,463,325	8,601,262	8,570,753	8,531,415	7,789,095
Rate	0.10%	0.11	0.14	0.16	0.19
Money Market accounts	$15,597,723	15,476,262	15,348,916	14,411,860	13,272,972
Rate	0.15%	0.19	0.23	0.26	0.36
Savings deposits	$1,377,089	1,333,297	1,219,288	1,147,667	1,114,956
Rate	0.02%	0.02	0.02	0.01	0.02
Time deposits under $100,000	$993,284	1,077,931	1,161,306	1,239,592	1,379,923
Rate	0.33%	0.41	0.56	0.74	1.03
Time deposits over $100,000	$2,430,744	2,714,451	2,993,996	3,302,959	3,863,821
Rate	0.45%	0.56	0.74	1.03	1.44
Other brokered deposits	$1,862,346	1,901,097	1,950,582	1,978,393	1,912,114
Rate	0.21%	0.19	0.20	0.23	0.23
Brokered time deposits	$996,777	1,156,510	1,418,751	1,795,982	2,232,940
Rate	1.27%	1.35	1.50	1.60	1.59
Total interest-bearing deposits	$31,721,288	32,260,810	32,663,592	32,407,868	31,565,821
Rate	0.20%	0.24	0.31	0.39	0.54
Federal funds purchased and securities sold under repurchase agreements	$202,525	204,053	209,448	174,316	180,342
Rate	0.07%	0.07	0.07	0.07	0.09
Other short-term borrowings	$—	—	—	—	46,739
Rate	—%	—	—	—	1.12
Long-term debt	$1,203,500	1,203,038	1,202,613	1,552,791	2,234,665
Rate	3.81%	3.82	3.63	3.96	2.71
Total interest-bearing liabilities	$33,127,313	33,667,901	34,075,653	34,134,975	34,027,567
Rate	0.33%	0.36	0.42	0.55	0.68
Non-interest-bearing demand deposits	$15,755,929	15,088,836	13,791,286	13,566,112	12,773,676
Cost of funds	0.22%	0.25	0.30	0.40	0.50
Effective cost of funds(6)	0.21%	0.24	0.28	0.37	0.48
Net interest margin	3.01%	3.02	3.04	3.12	3.10
Taxable equivalent adjustment (4)	$736	791	774	821	956
(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.
(4) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5) Included as a component of other assets on the consolidated balance sheet.
(6) Includes the impact of non-interest-bearing capital funding sources.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	September 30, 2021	June 30, 2021	% Change	September 30, 2020	% Change
Commercial, Financial, and Agricultural	$11,771,037	$12,085,534	(3)%	$12,931,095	(9)%
Owner-Occupied	7,163,751	7,064,599	1	7,192,543	—
Total Commercial & Industrial	18,934,788	19,150,133	(1)	20,123,638	(6)
Multi-Family	2,197,139	2,086,641	5	2,359,112	(7)
Hotels	1,441,414	1,411,443	2	1,407,238	2
Office Buildings	2,341,316	2,340,378	—	2,260,240	4
Shopping Centers	1,570,020	1,645,275	(5)	1,736,210	(10)
Warehouses	687,496	657,699	5	728,446	(6)
Other Investment Property	1,211,078	1,076,577	12	942,962	28
Total Investment Properties	9,448,463	9,218,013	2	9,434,208	—
1-4 Family Construction	191,906	174,009	10	180,277	6
1-4 Family Investment Mortgage	421,968	462,335	(9)	474,473	(11)
Total 1-4 Family Properties	613,874	636,344	(4)	654,750	(6)
Commercial Development	103,512	120,683	(14)	111,403	(7)
Residential Development	186,033	164,950	13	259,617	(28)
Land Acquisition	188,378	221,061	(15)	276,085	(32)
Land and Development	477,923	506,694	(6)	647,105	(26)
Total Commercial Real Estate	10,540,260	10,361,051	2	10,736,063	(2)
Consumer Mortgages	5,108,499	5,200,762	(2)	5,664,686	(10)
Home Equity Lines	1,308,254	1,358,211	(4)	1,629,482	(20)
Credit Cards	293,026	285,508	3	264,829	11
Other Consumer Loans	2,156,203	1,880,353	15	1,131,149	91
Total Consumer	8,865,982	8,724,834	2	8,690,146	2
Total	$38,341,030	$38,236,018	—%	$39,549,847	(3)%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	September 30, 2021	June 30, 2021	% Change	September 30, 2020	% Change
Commercial, Financial, and Agricultural	$77,349	$70,943	9%	$95,365	(19)%
Owner-Occupied	13,134	13,155	—	20,261	(35)
Total Commercial & Industrial	90,483	84,098	8	115,626	(22)
Multi-Family	2,396	2,407	—	157	nm
Office Buildings	2,488	1,618	54	27,608	(91)
Shopping Centers	932	124	652	257	263
Warehouses	302	218	39	—	nm
Other Investment Property	624	407	53	238	162
Total Investment Properties	6,742	4,774	41	28,260	(76)
1-4 Family Construction	522	548	(5)	1,556	(66)
1-4 Family Investment Mortgage	2,364	1,927	23	1,815	30
Total 1-4 Family Properties	2,886	2,475	17	3,371	(14)
Commercial Development	463	560	(17)	833	(44)
Residential Development	449	451	—	648	(31)
Land Acquisition	1,024	1,029	—	910	13
Land and Development	1,936	2,040	(5)	2,391	(19)
Total Commercial Real Estate	11,564	9,289	24	34,022	(66)
Consumer Mortgages	37,541	51,376	(27)	7,433	405
Home Equity Lines	8,688	8,938	(3)	10,297	(16)
Other Consumer Loans	7,189	7,327	(2)	1,459	393
Total Consumer	53,418	67,641	(21)	19,189	178
Total	$155,465	$161,028	(3)%	$168,837	(8)%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2021			2020		Third Quarter

	Third	Second	First	Fourth	Third	'21 vs '20
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$155,465	161,028	155,169	151,079	168,837	(8)%
Impaired Loans Held for Sale	—	—	23,590	23,590	—	nm
Other Real Estate and Other Assets	16,883	16,806	16,849	17,394	23,280	(27)

Non-performing Assets (NPAs)	172,348	177,834	195,608	192,063	192,117	(10)

Allowance for Loan Losses (ALL)	492,243	516,708	563,214	605,736	603,800	(18)
Reserve for Unfunded Commitments	42,971	46,890	51,528	47,785	60,794	(29)

Allowance for Credit Losses (ACL)	535,214	563,598	614,742	653,521	664,594	(19)

Net Charge-Offs - Quarter	20,516	26,547	20,204	22,139	28,466
Net Charge-Offs - YTD	67,266	46,750	20,204	94,712	72,573
Net Charge-Offs / Average Loans - Quarter (1)	0.22%	0.28	0.21	0.23	0.29
Net Charge-Offs / Average Loans - YTD (1)	0.24	0.24	0.21	0.24	0.25
NPLs / Loans	0.41	0.42	0.40	0.39	0.43
NPAs / Loans, ORE and specific other assets	0.45	0.46	0.50	0.50	0.49
ACL/Loans	1.40	1.47	1.58	1.71	1.68
ALL/Loans	1.28	1.35	1.45	1.58	1.53

ACL/NPLs	344.27	350.00	396.18	432.57	393.63
ALL/NPLs	316.63	320.88	362.97	400.94	357.62

Past Due Loans over 90 days and Still Accruing	$5,960	4,415	3,804	4,117	7,512	(21)
As a Percentage of Loans Outstanding	0.02%	0.01	0.01	0.01	0.02

Total Past Due Loans and Still Accruing	$60,817	49,321	45,693	47,349	57,316	6
As a Percentage of Loans Outstanding	0.16%	0.13	0.12	0.12	0.14

Accruing Troubled Debt Restructurings (TDRs)	$126,055	124,528	129,776	134,972	163,511	(23)

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	September 30, 2021	December 31, 2020	September 30, 2020

Tier 1 Capital	$4,836,672	4,572,010	4,450,547
Total Risk-Based Capital	5,788,290	5,604,230	5,536,918
Common Equity Tier 1 Capital Ratio	9.63%	9.66	9.30
Tier 1 Capital Ratio	10.83	10.95	10.57
Total Risk-Based Capital Ratio	12.96	13.42	13.16
Tier 1 Leverage Ratio	8.82	8.50	8.48
Common Equity as a Percentage of Total Assets (2)	8.50	8.51	8.54
Tangible Common Equity Ratio (3) (5)	7.68	7.66	7.67
Book Value Per Common Share (4)	$32.41	31.24	30.73
Tangible Book Value Per Common Share (3)	29.04	27.88	27.34

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.